Exhibit 10.3

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of April 19, 2004 is among HORIZON HEALTH CORPORATION, a Delaware Corporation (the “Parent”), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas Corporation (the “Borrower”), each of the banks or other lending institutions party hereto, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as the agent (the “Agent”).

RECITALS:

A. The Parent, the Borrower, the Agent, and certain banks and other lending institutions have entered into that certain Second Amended and Restated Credit Agreement dated as of May 23, 2002 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2002, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 4, 2002, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 4, 2003, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of August 29, 2003, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 10, 2004, and as the same may hereafter be further amended or otherwise modified, herein the “Agreement”).

B. The Parent entered into an Asset Purchase Agreement dated as of March 12, 2004 with Northern Indiana Hospital, LLC (the “NIH Asset Purchase Agreement”). The Parent assigned its rights and obligations under the NIH Asset Purchase Agreement to HHC Indiana, Inc. (“HHC Indiana”), a wholly-owned subsidiary of the Borrower (such assignment, herein the “Parent Assignment”). In connection with the transactions contemplated by the NIH Asset Purchase Agreement and the Parent Assignment, HHC Indiana entered into (1) a Subsidiary Joinder Agreement, dated as of April 1, 2004, joining into the Subsidiary Security Agreement and the Guaranty as a debtor and a guarantor, respectively, under the Agreement and (2) a Commercial Mortgage, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated as of April 1, 2004, granting Agent a lien in the real property commonly known as 1800 N. Oak Road, Plymouth, IN 46563. The Borrower entered into a Pledge Amendment, dated as of April 1, 2004, amending Schedule 1 to the Borrower Pledge Agreement to add 100% of the capital stock of HHC Indiana thereto.

C. The Borrower created a new subsidiary, HHC Poplar Springs, Inc. (“HHC Poplar”). HHC Poplar has requested that the Agent and the Banks consent to HHC Poplar’s purchase of Poplar Springs Hospital and certain other assets of PSH Acquisition Corporation pursuant to an Asset Purchase Agreement between HHC Poplar and PSH Acquisition Corporation (the “PSH Asset Purchase Agreement”). In connection with the transactions contemplated by the PSH Asset Purchase Agreement, (1) HHC Poplar will enter into a Subsidiary Joinder Agreement joining into the Subsidiary Security Agreement and the Guaranty as a debtor and guarantor, respectively, under the Agreement, (2) the Borrower will enter into a Pledge Amendment amending Schedule 1 to the Borrower Pledge Agreement to add 100% of the capital stock of HHC Poplar thereto and (3) HHC Poplar will enter into a Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement granting Agent a lien in real property located in the Commonwealth of Virginia.

D. In connection with HHC Poplar’s acquisition of Poplar Springs Hospital and certain other assets of PSH Acquisition Corporation, the Parent and the Borrower have requested that the Agent and the Banks amend certain provisions of the Agreement. Subject to satisfaction of the conditions set forth herein, the Agent and the Banks party hereto are willing to amend the Agreement as herein set forth

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE I.

Definitions

Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II.

Amendments

Section 2.1. Amendment to Section 1.1 - Definitions. Section 1.1 of the Agreement is amended to add the following definition, in alphabetical order, thereto:

“HHC Poplar” means HHC Poplar Springs, Inc., a Virginia corporation.

Section 2.2. Amendment to Section 8.14 – Subsidiaries. Section 8.14 of the Agreement is amended in its entirety to read as follows:

Section 8.14 Subsidiaries. As of April 19, 2004, Parent has no Subsidiaries other than those listed on Schedule 8.14 hereto. Schedule 8.14 sets forth the type of each Subsidiary listed thereon, the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of Parent’s or a Subsidiary’s ownership of the outstanding voting stock (or other ownership interests) of each such Subsidiary and, the authorized, issued, and outstanding capital stock (or other equity interests) of each such Subsidiary. All of the outstanding capital stock (or other equity interests) of each Subsidiary listed on Schedule 8.14 has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, capital stock of any Subsidiary except as disclosed on Schedule 8.14. All of the outstanding capital stock (or other equity interests) of the Borrower, each of the Obligated Parties (other than the Parent) and each of the Restricted Group Members has been pledged to the Agent. Borrower and all of the Obligated Parties are parties to either the Subsidiary Security Agreement or the Parent Security Agreement and the Guaranty.

Section 2.3. Amendment to Section 10.5 – Bank Approval and Delivery and Notice Requirements. Clauses (ii) and (iii) of Section 10.5(a) of the Agreement are amended in their respective entireties to read as set forth in clauses (ii) and (iii) below:

(ii) Bank Approval. Parent shall have obtained the prior written consent of the Required Banks if: (A) the Purchase Price for the acquisition is greater than Ten Million Dollars ($10,000,000); (B) after giving effect to such acquisition, the aggregate Purchase Price of all Permitted Acquisitions that have occurred during the four (4) consecutive Fiscal Quarters then most recently ending is greater than Twenty Five Million Dollars ($25,000,000); or (C) the ratio of Indebtedness outstanding as of the date

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 2

of determination (which shall not be more than thirty (30) days prior to the acquisition date) to Adjusted EBITDA (as defined in Section 11.4) for the most recent four (4) Fiscal Quarter period then ended as of such date would exceed 2.05 to 1.00, calculated on a pro forma basis as if the acquisition had occurred as of the first day of such four (4) Fiscal Quarters and including in the ratio calculation any Debt incurred or assumed in connection therewith as if the Target were a “Prior Target” for purposes of Calculating Adjusted EBITDA; provided, however, no such prior written consent of the Required Banks shall be required in connection with the acquisition by HHC Poplar of Poplar Springs Hospital and certain other assets of PSH Acquisition Corporation. As used above, the phrase “Purchase Price” means, as of any date of determination and with respect to a proposed acquisition, the purchase price to be paid for the Target or its assets, including all cash consideration paid (whether classified as purchase price, non-compete, consulting or post-closing performance based payments or otherwise) or to be paid (based on the estimated amount thereof), the value of all other assets to be transferred by the purchaser in connection with such acquisition to the seller (but specifically excluding any stock of Parent issued to the seller which shall not be part of the Purchase Price for purposes of this clause (ii)) all valued in accordance with the applicable purchase agreement and the outstanding principal amount of all Debt of the Target or the seller assumed or acquired in connection with such acquisition.

(iii) Delivery and Notice Requirements. Parent shall provide to Agent, fifteen (15) days prior to the consummation of the acquisition, the following: (A) notice of the acquisition, (B) the most recent financial statements of the Target that Parent has available, (C) such other documentation and information relating to the Target and the acquisition as Agent may reasonably request, including, without limitation, for the acquisition by HHC Poplar of the Poplar Springs Hospital and certain other assets of PSH Acquisition Corporation a certification by HHC Poplar three (3) days prior to the consummation of the acquisition that there has been no material adverse change in the financial condition of Poplar Springs Hospital from the financial condition reflected in the financial statements delivered to Agent in accordance with Section 10.5(a)(iii)(B), and (D) evidence certified by the chief executive or chief financial officer of Parent that Parent shall be in compliance with the covenants contained in Article XI on a pro forma basis for the four (4) Fiscal Quarter period then most recently ending (assuming (1) the consummation of the acquisition in question; (2) that the incurrence or assumption of any Debt in connection therewith occurred on the first day of such period; (3) to the extent such Debt bears interest at a floating rate, the rate in effect for the entire period of calculation was the rate in effect at the time of calculation; and (4) any sale of Subsidiaries or lines of business which occurred during such period occurred on the first day of such period). Within sixty (60) days of such acquisition the obligations under subsections 9.10(b) and (c) shall be fulfilled.

Section 2.4. Amendment to Section 11.4 – Indebtedness to Adjusted EBITDA. The first sentence of Section 11.4 of the Agreement is amended in its entirety to read as follows:

As of the last day of each Fiscal Quarter, Parent shall not permit the ratio of Indebtedness outstanding as of such day to the Adjusted EBITDA for the four (4) Fiscal Quarter period then ended to exceed 2.50 to 1.00.

Section 2.5. Amendment to Exhibit C – Compliance Certificate. Exhibit C to the Agreement is amended in its entirety to read as set forth on Exhibit A attached hereto.

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 3

Section 2.6. Amendment to Schedules 8.14 and 8.14A – List of Subsidiaries and Organizational Chart. Schedules 8.14 and 8.14A to the Agreement are amended in their respective entireties as set forth on Schedules 8.14 and 8.14A, respectively, attached hereto.

ARTICLE III.

Conditions Precedent

Section 3.1. Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

(i) Amendment Fee. Payment of the amendment fee required by Section 4.6 of this Amendment; and

(ii) Additional Information. Such additional documentation, approvals, opinions, and information as Agent or its legal counsel Jenkens & Gilchrist, a Professional Corporation, may request;

(b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(c) No Default shall have occurred and be continuing; and

(d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel Jenkens & Gilchrist, a Professional Corporation.

ARTICLE IV.

Miscellaneous

Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

Section 4.2. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default exists; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery, and performance of this Amendment has been duly authorized by all necessary action on the part of Parent, Borrower, and each Obligated Party and does not and will not (i) violate any provision of law applicable to the Borrower, the Parent, or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower, the Parent, or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower, the Parent, or any

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 4

Obligated Party, (ii) conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any material contractual obligation of the Borrower, the Parent, or any Obligated Party, (iii) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower, the Parent, or any Obligated Party, or (iv) require any approval or consent of any Person under any material contractual obligation of the Borrower, the Parent, or any Obligated Party.

IN ADDITION, TO INDUCE THE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE PARENT, AND EACH OBLIGATED PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b) RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 4.3. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

Section 4.4. Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 4.5. Expenses of Agent. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Agent’s legal counsel.

Section 4.6. Amendment Fee. The Borrower agrees to pay to each of JPMorgan Chase Bank, Bank of America, National Association and Wells Fargo Bank Texas, National Association, on the date hereof, an amendment fee in the amount of $10,000 each, in consideration for such Banks’ agreement to enter into this Amendment.

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 5

Section 4.7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 4.8. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 4.9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

Section 4.10. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 4.11. Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.13. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

PARENT AND BORROWER:

HORIZON HEALTH CORPORATION
HORIZON MENTAL HEALTH MANAGEMENT, INC.

By:	/s/ Ronald C. Drabik
Name:	Ronald C. Drabik, CFO
Authorized Officer for both Parent and Borrower

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 6

AGENT AND BANKS:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was successor-in- interest by merger to the Chase Bank of Texas, National Association who was formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION), individually as a Bank, as Agent, and as Issuing Bank

By:	/s/ Brian McDougal
Name:	Brian McDougal, Vice President
Title:	JPMorgan Chase Bank

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ Daniel H. Penkar
Daniel H. Penkar, Senior Vice President

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

By:	/s/ Robert Clouse
Robert Clouse, Vice President

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 7

OBLIGATED PARTY CONSENT

Each Obligated Party (i) consents and agrees to this Sixth Amendment to Second Amended and Restated Credit Agreement; (ii) agrees that the Guaranty, Subsidiary Security Agreement, and the Subsidiary Pledge Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Obligated Party enforceable against it in accordance with its terms; (iii) agrees that the “Obligations” as defined in the Agreement as amended hereby (including, without limitation, all obligations, indebtedness, and liabilities arising in connection with the Letters of Credit and the increase in the Revolving Commitments contemplated hereby) are “Obligations” as defined in the Guaranty; and (iv) agrees that any reference to the “Borrower” in the Guaranty, Subsidiary Security Agreement or Subsidiary Pledge Agreement shall mean Horizon Mental Health Management, Inc. as the “Borrower” hereunder successor by assumption to the obligations of the Parent.

OBLIGATED PARTIES:

MENTAL HEALTH OUTCOMES, INC.
SPECIALTY REHAB MANAGEMENT, INC.
HHMC PARTNERS, INC.
HORIZON BEHAVIORAL SERVICES, INC.
FLORIDA PSYCHIATRIC ASSOCIATES, LLC
HORIZON BEHAVIORAL SERVICES OF FLORIDA, LLC
FPMBH OF TEXAS, INC.
HMHM OF TENNESSEE, INC.
OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, LLC
EMPLOYEE ASSISTANCE SERVICES, INC.
HORIZON BEHAVIORAL SERVICES IPA, INC.
HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC.
HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC.
PROCARE ONE NURSES, LLC
EMPLOYEE ASSISTANCE PROGRAMS INTERNATIONAL, LLC
HHC INDIANA, INC.

By:	/s/ Ronald C. Drabik
Name:	Ronald C. Drabik, CFO
Authorized Officer for each Obligated Party

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – Page 8

EXHIBIT A

TO

HORIZON HEALTH CORPORATION

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Compliance Certificate

EXHIBIT A, Cover Page

COMPLIANCE CERTIFICATE

for the

Fiscal Quarter ending                  ,

To:	JPMorgan Chase Bank
P.O. Box 660197
Dallas, Texas 75266-0197
Fax No.: (972) 888-7837
Telephone No.: (972) 888-7802
Attention: D. Scott Harvey Steve Lewis

Ladies and Gentlemen:

This Compliance Certificate (the “Certificate”) is being delivered pursuant to Section 9.1(c) of that certain Second Amended and Restated Credit Agreement (as amended, the “Agreement”) dated as of May 23, 2002, among the Horizon Health Corporation (“Parent”), Horizon Mental Health Management, Inc. (“Borrower”), the banks and lending institutions named therein (the “Banks”) and JPMorgan Chase Bank, as agent for the Banks (“Agent”). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

The undersigned, as an authorized financial officer of Parent, and not individually, does hereby certify to the Agents and the Banks that:

1. DEFAULT.

No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default.

2. SECTION 9.1—Financial Statements and Records

(a) Annual audited financial statements of Parent and the Subsidiaries on or before ninety (90) days after the end of each Fiscal Year.			Yes	No	N/A

(b) Quarterly unaudited financial statements of Parent and the Subsidiaries within forty-five (45) days after the end of each Fiscal Quarter			Yes	No	N/A

(c) Financial Projections of Parent and Subsidiaries within forty-five (45) days after the beginning of each Fiscal Year.			Yes	No	N/A

3. SECTION 9.10(d) – Insignificant Subsidiaries

EBITDA for the Insignificant Subsidiaries for the most recently completed four Fiscal Quarter period not to exceed:		$250,000

Actual EBITDA for the Insignificant Subsidiaries for the most recently completed four Fiscal Quarter period:	$		Yes		No

Compliance Certificate, Page 1

4. SECTION 9.10(e) – Restricted Subsidiaries

EBITDA for the Restricted Subsidiaries for the most recently completed four Fiscal Quarter period not to exceed 10% of line 12(f):	$
Actual EBITDA for the Restricted Subsidiaries for the most recently completed four Fiscal Quarter period:	$	Yes		No

5. SECTION 10.1 – Debt
(a) Purchase money not to exceed:	$500,000
Actual Outstanding:	$	Yes	No

(b) Guarantees of surety, appeal bonds, etc. not to exceed:	$1,000,000
Actual Outstanding:	$	Yes	No

(c) Aggregate Debt of newly acquired or merged Subsidiaries not to exceed:	$1,000,000
Actual Outstanding:	$	Yes	No

(d) Other Debt not to exceed:	$250,000
Actual Outstanding:	$	Yes	No

6. SECTION 10.4 – Restrictions on Dividends and other Distributions

The total aggregate amount of redemptions or repurchases exercised by employees and directors in connection with the exercise by such Person of stock options granted to such Person under Parent’s benefit programs shall not exceed:

During the Fiscal Year ending August 31, 2004	$2,000,000
During any Fiscal Year thereafter	$1,000,000
Actual Expended:	$	Yes	No

Aggregate amount paid by Parent for repurchases of shares of its stock on the open market or through privately negotiated transactions during the period from August 29, 2003 through May 31, 2005 shall not exceed:	$7,500,000
Actual Expended:	$	Yes	No

7. SECTION 10.5 – Investments

(a) Aggregate amount of loans to physicians employed by a Subsidiary not to exceed (calculated net of bad debt reserve):	$500,000
Actual Outstanding:	$	Yes	No

(b) Aggregate amount of investments in or contributions to wholly owned Subsidiaries not to exceed:	$250,000

Actual Outstanding:	$	Yes	No

Compliance Certificate, Page 2

(c) Gross aggregate amount of loans, advances, and investments in or contributions to Valley Rehabilitation Hospital, LLP not to exceed:		$1,500,000

Actual Aggregate Amount:	$		Yes	No

(d) Aggregate amount of investments in HBS CA not to exceed the lesser of $1,500,000 or the minimum amount for compliance with minimum net worth requirements under Knox Keene Act:	$

Actual Aggregate Amount:	$		Yes		No

(e) Aggregate amount of investments in Insights in addition to the Purchase Price paid for Insights not to exceed:		$1,000,000

Actual Aggregate Amount:	$		Yes		No

8. SECTION 10.8 – Asset Dispositions

(a) Aggregate book value of assets disposed during any 12-month period not to exceed:		$500,000

(b) Total book value of asset dispositions for 12-month period most recently ending:	$		Yes	No

9. SECTION 10.11 – Prepayment of Debt

(a) Aggregate amount of Debt, other than the Obligations, prepaid or optionally redeemed during period from the Closing Date to the Termination Date not to exceed:		$300,000

(b) Total amount of Debt, other than the Obligations, prepaid or optionally redeemed:	$		Yes	No

10. SECTION 11.1 – Consolidated Net Worth

(a) Base Consolidated Net Worth		$55,635,045

(b)    The lesser of (i) $500,000 or (ii) aggregate amount of non-cash losses attributable to impairment of goodwill and incurred and reported on Parent’s 8/31/02 financial statement for such fiscal year which have resulted from Parent’s compliance with statement number 142 of FASB

	$

(c) Cumulative positive Net Income since 5/31/03 Fiscal Quarter end	$

(d) 50% of 10(c)	$

(e) Aggregate amount of net cash proceeds or other Capital Contribution to Parent since 5/31/03	$

(f)     the lesser of $7,500,000 or the aggregate amount paid by Parent for its repurchase of shares of its stock on the open market or through privately negotiated transactions pursuant to clause (iv) of Section 10.4

	$

Compliance Certificate, Page 3

(g) Required Consolidated Net Worth: 10(a) minus 10(b) plus 10(d) plus 10(e) minus 10(f)	$

(h) Actual Consolidated Net Worth	$		Yes	No

11. SECTION 11.2 - Indebtedness to Capitalization
(a) Debt for borrowed money	$

(b) Debt evidenced by bonds, notes, etc.	$

(c) Capital Lease Obligations	$

(d) Reimbursement obligations for letters of credit	$

(e) Sum of 11(a) through 11(d)	$

(f) Actual Consolidated Net Worth (from Section 11.1)	$

(g) 11(e) plus 11(f)	$

(h) 11(f) : 11 (g) =		:1.00

(i) Maximum Indebtedness to Capitalization		0.50:1.00	Yes	No

12. Section 11.3 – Fixed Charge Coverage
(a) Parent and the Subsidiaries’ Consolidated Net Income for last four Fiscal Quarters (from Schedule 1)	$

(b) Plus provisions for tax	$

(c) less benefit from tax	$

(d) Plus interest expense	$

(e) Plus amortization and depreciation	$

(f) Parent and the Subsidiaries’ EBITDA: (12(a) plus 12(b) minus 12(c) plus 12(d) plus 12 (e))	$

(g) provisions for taxes	$

(h) plus benefit from taxes	$

(i) minus cash dividends and other distributions made on account of the Parent’s capital stock	$

(j)     aggregate amount of non-cash losses which have not already been excluded in determining Consolidated Net Income and which are attributable to impairment of Parent’s goodwill incurred and reported by Parent on its financial statements which have resulted from Parent’s compliance with statement number 142 of FASB

$

(k) Cash Flow (12(f) plus 12(h) minus 12(g) minus 12(i) plus 12(j))	$

Compliance Certificate, Page 4

(l) Fixed Charges

(i) Cash interest expense for last four Fiscal Quarters	$

(ii)    as of each date of determination (A) prior to the Revolving Termination Date, one-fifth of the outstanding balance of Loans and (B) on and after the Revolving Termination Date, current maturities of long term debt reflected on Parent’s consolidated balance sheet, excluding 2/3 of the final principal installment due on the Termination Date

$

(iii) Aggregate amount of Capital Expenditures for last four Fiscal Quarters	$

(iv) Payments made pursuant to Capital Lease Obligations for last four Fiscal Quarters	$

(v) Sum of 12(l)(i) through (iv)	$

(m) Actual Fixed Charge Coverage (12(k) : 12(l)(v))=		:1.00

(n) Minimum Fixed Charge Coverage		1.20:1.00	Yes	No

13. SECTION 11.4 – Indebtedness to Adjusted EBITDA

(a) Indebtedness (from 11(e))	$

(b) Actual EBITDA (from 12(f))	$

(c) Goodwill Impairment (from 12(j))	$

(d)    Prior Period/Prior Target EBITDA; provided that, (i) the EBITDA for a Prior Target will not be included unless it can be established in a manner satisfactory to Agent based on financial statements of the Prior Target prepared in accordance with GAAP without adjustment for expense or other charges that will be eliminated after the acquisition; and (ii) if such Prior Target has become a Restricted Subsidiary, then in calculating its pro forma EBITDA, any income which could not be distributed to its parent as a result of restrictions arising under governing documents, agreement, applicable law or otherwise shall not be included

$

(e) Adjusted EBITDA (13(b) plus 13(c) plus 13(d))	$

(f) 13(a) : 13(e)		:1.00
(g) Maximum Indebtedness to Adjusted EBITDA allowed by Credit Agreement		2.50:1.00	Yes	No

14. SECTION 11.6 – Managed Care Contracts

(a) Gross revenue during the immediately preceding 12 month period from contracts providing exclusively for managed care	$

(b) Gross revenue during the immediately preceding 12 month period from the managed care portions of contracts providing for EAS and managed care	$

(c) Total Managed Care Gross Revenue (14(a) plus (14(b))	$

Compliance Certificate, Page 5

(d) Total Gross Revenue during such 12 month period	$

(e) 35% of 14(d)	$

(f) Maximum Permitted Gross Revenue from Managed Care Contracts		14(c) > 14(e)	Yes	No

15. ATTACHED SCHEDULES

Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

16. FINANCIAL STATEMENTS

The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

17. CONFLICT

In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in the Compliance Certificate, the Credit Agreement shall control.

IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this              day of                 ,             .

HORIZON HEALTH CORPORATION

By:
Name:
Title:

Compliance Certificate, Page 6

Schedule 1

to

Compliance Certificate

Parent Consolidated Net Income

for period                      to

1. GAAP for Parent (the “Subject Person”) excluding the following consolidated net income	$

(a) extraordinary gains or losses or nonrecurring revenue or expenses

(b) gains on sale of securities

(c) losses on sale of securities

(d) any gains or losses in respect of the write-up of any asset at greater than original cost or write-down at less than original cost;

(e) any gains or losses realized upon the sale or other disposition of property, plant, equipment or intangible assets which is not sold or otherwise disposed of in the ordinary course of business;

(f) any gains or losses from the disposal of a discontinued business;

(g) any net gains or losses arising from the extinguishment of any debt;

(h)    any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the extent that provision for such reserve was made out of income accrued during such period;

(i) the cumulative effect of any change in an accounting principle on income of prior periods;

(j) any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over the cost of the investment in such company or asset;

(k) the income from any sale of assets in which the book value of such assets prior to their sale had been the book value inherited;

(l)     the income (or loss) of any Person (other than a subsidiary) in which the Subject Person or a subsidiary has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

Schedule 1 to Compliance Certificate, Page 1

(m)   the income (or loss) of any Restricted Subsidiary; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Restricted Subsidiary when actually received in cash by the Parent in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Parent or any of its Subsidiaries in such Restricted Subsidiaries for the purpose of funding any deficit or loss of such Restricted Subsidiary;

(n)    the income of any subsidiaries to the extent the payment of such income in the form of a distribution or repayment of any Debt to the Subject Person or a Subsidiary is not permitted, whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary;

(o) any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset due to the anticipation of future income tax benefits;

(p)    any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred income tax liability;

(q)    any gains or losses attributable to returned surplus assets of any pension-benefit plan or any pension credit attributable to the excess of (i) the return on pension-plan assets over (ii) the pension obligation’s service cost and interest cost;

(r) the income or loss of any Person acquired by the Subject Person or a subsidiary for any period prior to the date of such acquisition; and

(s)    the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with the Subject Person or a subsidiary.

TOTAL:	$

Schedule 1 to Compliance Certificate, Page 2

SCHEDULE 8.14

TO

HORIZON HEALTH CORPORATION

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

List of Subsidiaries

I. FIRST TIER SUBSIDIARIES
Subsidiary	Parent	% Ownership	Type	Jurisdiction	Type	Equity Authorized	Equity Issued and Outstanding
1. Specialty Rehab Management, Inc.	Parent	100%	Corporation	Delaware	Common stock $ .01 par value	10,000	9,494
2. Horizon Mental Health Management, Inc. (“Borrower”)	Parent	100%	Corporation	Texas	Common stock $.01 par value	1,000	1,000
3. Horizon Behavioral Services, Inc. (“HBS”)	Parent	100%	Corporation	Delaware	Common stock $.01 par value	1,000	1,000
4. ProCare One Nurses, LLC	Parent	100%	Limited liability company	Delaware	Membership Interest	N/A	N/A

SECOND TIER SUBSIDIARIES
5. HHMC Partners, Inc. (“HHMC”)	Borrower	100%	Corporation	Delaware	Common stock $.10 par value	10,000	1,000
6. Mental Health Outcomes, Inc.	Borrower	100%	Corporation	Delaware	Common stock $.01 par value	10,000	1,000

Schedule 8.14, Page 1

Subsidiary	Parent	% Ownership	Type	Jurisdiction	Type	Equity Authorized	Equity Issued and Outstanding
7. HMHM of Tennessee, Inc.	Borrower	100%	Corporation	Tennessee	Common stock $.01 par value	10,000	1,000
8. FPMBH of Texas, Inc. (“Texas”)	HBS	100%	Corporation	Delaware	Common stock $.01 par value	1,000	1,000
9. Florida Psychiatric Associates, LLC	HBS	100%	Limited liability company	Florida	Membership Interest	N/A	N/A
10. Horizon Behavioral Services of California, Inc.	HBS	100%	Corporation	California	N/A	10,000	1,000
11. Occupational Health Consultants of America, LLC (“OHCA”)	HBS	100%	Limited liability company	Tennessee	Membership Interest	N/A	N/A
12. Horizon Behavioral Services IPA, Inc.	HBS	100%	Corporation	New York	Common stock $.01 par value	200	100
13. Horizon Behavioral Services of New Jersey, Inc.	HBS	100%	Corporation	New Jersey	Common stock $.01 par value	10,000	1,000
14. Horizon Behavioral Services of New York, Inc.	HBS	100%	Corporation	New York	Common stock $.01 par value	200	100
15. HHC Indiana, Inc.	Borrower	100%	Corporation	Indiana	Common stock $1.00 par value	1,000	1,000

Schedule 8.14, Page 2

Subsidiary	Parent	% Ownership	Type	Jurisdiction	Type	Equity Authorized	Equity Issued and Outstanding
16. HHC Poplar Springs, Inc.	Borrower	100%	Corporation	Virginia	Common stock $1.00 par value	1,000	1,000
17. Horizon Behavioral Services of Florida, LLC	HBS	100%	Limited liability company	Florida	Membership Interest	N/A	N/A
18. Health and Human Resource Center, Inc. d/b/a Integrated Insights	HBS	100%	Corporation	California	Common stock	10,000	1,000
19. Employee Assistance Programs International, LLC	HBS	100%	Limited liability company	Colorado	Membership Interest	N/A	NA

II. THIRD TIER SUBSIDIARIES
20. FPM Behavioral Health Services, Inc.	Texas	100%	Non-Profit Corporation	Delaware	Membership Interest	None	None
21. AHG Partnership	HHMC	60%	General Partnership	Texas	General partner Interest	N/A	N/A
22. Employee Assistance Services, Inc.	OHCA	100%	Corporation	Kentucky	Common No par value	2,000	100

The organizational structure of Parent and the Subsidiaries can be graphically depicted as reflected on Schedule 8.14A.

Schedule 8.14, Page 3

SCHEDULE 8.14A

TO

HORIZON HEALTH CORPORATION

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Organizational Chart

As of April 19, 2004

HORIZON HEALTH CORPORATION
Delaware corporation
100%
PROCARE ONE NURSES, LLC
Delaware LLC
100%
SPECIALTY REHAB MANAGEMENT, INC.
Delaware corporation
100%
HORIZON BEHAVIORAL SERVICES, INC.
Delaware corporation
100%
HORIZON MENTAL HEALTH MANAGEMENT, INC.
Texas corporation
100%
HHC Poplar Springs, Inc.
Virginia corporation
100%
HHC Indiana, Inc.
Indiana corporation
100%
MENTAL HEALTH OUTCOMES, INC.
Delaware corporation
100%
HMHM OF TENNESSEE, INC.
Tennessee corporation
100%
HHMC PARTNERS, INC.
Delaware corporation
60%
AHG PARTNERSHIP ST. DAVID'S HOSPITAL
40% Ownership by Non-Affiliated Member
100%
FLORIDA PSYCHIATRIC ASSOCIATES, LLC
Florida LLC
100%
HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC.
New Jersey corporation
100%
HORIZON BEHAVIORAL SERVICES OF FLORIDA, LLC
Florida LLC
100%
HORIZON BEHAVIORAL SERVICES OF CALIFORNIA, INC.
California corporation
100%
FPMBH OF TEXAS, INC.
Delaware corporation
FPM BEHAVIORAL HEALTH SERVICES, INC.
(non-profit)
Texas corporation
100%
HORIZON BEHAVIORAL SERVICES IPA, INC.
New York corporation
100%
OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, LLC
Tennessee LLC
100%
EMPLOYEE ASSISTANCE SERVICES, INC.
Kentucky corporation
100%
HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC.
New York corporation
100%
HEALTH AND HUMAN RESOURCE CENTER, INC.
d/b/a Integrated Insights
California corporation
100%
EMPLOYEE ASSISTANCE PROGRAMS INTERNATIONAL, LLC
Colorado LLC

Schedule 8.14A, Solo Page
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